        Exhibit 99.5

                   Execution Copy

GSAA HOME EQUITY TRUST 2007-8

ASSET-BACKED CERTIFICATES

SERIES 2007-8

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.,
as Assignee

and

FIFTH THIRD MORTGAGE COMPANY
as Servicer

Dated as of

July 30, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated July 30, 2007 (“AssignmentAgreement”), among Goldman Sachs Mortgage Company (“Assignor”), GS Mortgage Securities Corp. (“Assignee”) and Fifth Third Mortgage Company (“FifthThird” or the “Servicer”):

WHEREAS, the Assignor and the Servicer have entered into the Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2007 (the “Sale andServicing Agreement”), pursuant to which the Servicer sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Sale and Servicing Agreement;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the “Mortgage Loans”), which are subject to the provisions of the Sale and Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”); and

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of July 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as a custodian, Deutsche Bank National Trust Company, as a custodian, The Bank of New York Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), securities administrator and as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights under the Sale and Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Assignment and Assumption.

A.           The Assignor hereby assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) the Mortgage Loans and (b) except as described below, the Sale and Servicing Agreement, solely insofar as the Sale and Servicing Agreement relates to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Sale and Servicing Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale and Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

B.           The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Sale and Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Assignment Agreement, (ii) any rights and obligations of the Assignor pursuant to the Sale and Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement:  Section 7.05 (relating to the Owner’s right to premium recapture), Section 11.21 (relating to the Owner’s right to receive information from the Company), Section 13.01 (relating to the Owner’s right to terminate the Company) and Section 29 (relating to the Owner’s obligation to execute certain confidentiality agreements).

C.           The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Sale and Servicing Agreement.

D.           The Servicer and the Assignor shall have the right to amend, modify or terminate the Sale and Servicing Agreement without the joinder of the Assignee with respect to the mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.           Modification of the Sale and Servicing Agreement.  Only in so far as it relates to the Mortgage Loans, the Company and the Assignor hereby amend the Sale and Servicing Agreement as follows:

A.           a new definition of “Annual Independent Public Accountants’ Servicing Report” will be added to Section 1 in the appropriate alphabetical order which shall read as follows:

“Annual Independent Public Accountants’ Servicing Report:  A report of a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans or mortgage loans similar in nature to the Mortgage Loans by the Company and that such firm is of the opinion that the provisions of this Agreement or similar servicing agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to the attention of such firm which would indicate that such servicing has not been conducted in compliance therewith, except (i) such exceptions such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such report.  No Annual Independent Public Accountants’ Servicing Report shall contain any provision restricting the use of such report by the Company, including any prohibition on the inclusion of any such report in any filing with the Commission.”

B.           the definition of “Business Day” in Section 1 shall be amended by deleting the definition in its entirety and replacing it with the following:

“Business Day:  Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions (i) in any state in which the Servicer is located, (ii) in any state in which the Custodial Account is maintained, are authorized or obligated by law or executive order to be closed or (iii) in the states of California, Maryland, Minnesota or New York.”

C.           a new definition of “Qualified Depository” shall be added to Section 1 in the appropriate alphabetical order which shall read as follows:

“Qualified Depository:  A depository the accounts of which are insured by the FDIC and is otherwise acceptable to the Rating Agencies.  For the avoidance of doubt, a depository will be acceptable to Standard & Poor’s if its short-term unsecured debt obligations are rated “A-2” or above or, if such depository’s short-term unsecured debt obligations are not rated, its long-term unsecured debt obligations are rated “BBB+” or above by Standard & Poor’s.”

C.           a new section, Section 35, will be added immediately following Subsection 34.07 which shall read as follows:

“Section 35.         Third Party Beneficiary

Wells Fargo Bank, National Association, as master servicer, securities administrator and as a custodian under the Master Servicing and Trust Agreement, dated as of July 1, 2007, among GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian, The Bank of New York Trust Company, National Association, as a custodian and Wells Fargo Bank, National Association, shall be considered a third-party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement.”

D.           the following sentence shall be added to the end of the first paragraph of Section 11.04 as follows:

“If the Custodial Account ceases to be eligible as described above, the Servicer shall transfer the Custodial Account within thirty (30) days to a substitute Qualified Depository.

E.            a new paragraph shall be added immediately following the first paragraph of Section 11.04 as follows:

“With respect to each Securitization Transaction, the Servicer shall establish a separate Custodial Account for the related securitization and deposit all amounts that have been or are subsequently received with respect to the Mortgage Loans included in such Securitization Transaction into the Custodial Account created for the securitization on the date of the Securitization Transfer, or as soon as possible thereafter (but not to exceed 48 hours after such date).  All funds held in such separate Custodial Account shall be for the benefit of the trust created in connection with such Securitization Transaction.”

F.           Exhibit 17 shall be deleted in its entirety and be replaced with a new “Exhibit 17” which shall be as set forth in Exhibit 3 attached to this Assignment Agreement.

G.           Subsection 11.20 will be amended by adding a new paragraph as follows:

“Notwithstanding the foregoing provisions of Section 11.20, (i) in the event that during any calendar year (or applicable portion thereof) the Company services 5% or less of the mortgage loans in a Securitization Transaction, as calculated by the Master Servicer for such Securitization Transaction, or (ii) in any calendar year in which an annual report on Form 10-K is not required to be filed with respect to an issuing entity or Securitization Transaction, then, in each such event, the Company may, in lieu of providing an assessment of compliance and attestation thereon in accordance with Item 1122 of Regulation AB, provide (and cause each Subservicer and Subcontractor described in clause (a)(iii) above to provide) to the Depositor and the Master Servicer for such Securitization Transaction, by not later than March 1 of such calendar year, an Annual Independent Public Accountants’ Servicing Report.

3.           Accuracy of the Sale and Servicing Agreement.  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale and Servicing Agreement, (ii) such Sale and Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided in Section 3 above the Sale and Servicing Agreement has not been modified in any respect and (iv) no notice of termination has been given to the Servicer under the Sale and Servicing Agreement.

4.           Recognition of the Assignee.  From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Sale and Servicing Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Sale and Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

5.           Representations and Warranties of the Assignee.  The Assignee hereby represents and warrants to the Assignor as follows:

A.           Decision to Purchase.  The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement, the Sale and Servicing Agreement or this Assignment Agreement.

B.           Authority.  The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and the Sale and Servicing Agreement.

C.           Enforceability.  The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6.           Representations and Warranties of the Assignor.  The Assignor hereby represents and warrants to the Assignee as follows:

A.           The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

B.           The Company has full power and authority to execute, deliver and perform its obligations under this Assignment Agreement and has full power and authority to perform its obligations under the Sale and Servicing Agreement.  The execution by the Company of this Assignment Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.  The execution, delivery and performance by the Company of this Assignment Agreement have been duly authorized by all necessary corporate action on part of the Company.  This Assignment Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

C.           No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Assignment Agreement;

D.           There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Assignment Agreement or the Sale and Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Assignment Agreement or the Sale and Servicing Agreement, and the Company is solvent; and

E.           Pursuant to Section 15 of the Sale and Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Section 7.01 and Section 7.02 of the Sale and Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof unless otherwise specifically stated in such representations and warranties.

8.           Additional Representations and Warranties of the Assignor with Respect to the Mortgage Loans.  The Assignor hereby represents and warrants to the Assignee as follows:

A.           Prior Assignments; Pledges.  Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

B.           Releases.  The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

C.           Compliance with Applicable Laws.  With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

D.           High Cost.  No Mortgage Loan is categorized as “High Cost” pursuant to the then-current Standard & Poor’s Glossary for File Format for LEVELS® Version 6.0, Appendix E, as revised from time to time and in effect as of the Original Purchase Date.  Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high-cost,” “high-risk home,” or “predatory” loan under any other applicable state, federal or local law.

E.           Georgia Fair Lending Act.  No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

F.           Credit Reporting.  The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

G.           Bring Down.  To the Assignor’s knowledge, with respect to each Mortgage Loan, no event has occurred from and after the closing date set forth in the Sale and Servicing Agreement to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in Section 7.02 of the Sale and Servicing Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof.  With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

It is understood and agreed that the representations and warranties set forth in Sections 7 and 8 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 10 to repurchase or, in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 7 and 8.  It is further understood and agreed that, except as specifically set forth in Sections 7 and 8, the Assignor shall be deemed not to have made the representations and warranties in Section 8(g) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 8(g), by the Servicer in the Sale and Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 7 and 8, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

9.           Representations and Warranties of the Servicer.  The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail to qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).

10.           Repurchase of Mortgage Loans.

A.           To the extent that FifthThird is required under the Sale and Servicing Agreement or any related agreement to which FifthThird and Assignor are parties to repurchase any Mortgage Loan on account of an Early Payment Default, the Assignee shall be entitled as a result of the assignments hereunder to enforce such obligation directly against FifthThird as required by and in accordance with the Sale and Servicing Agreement or such related agreement, as applicable.  For purposes of this Section, “Early Payment Default” shall mean any provision of the Sale and Servicing Agreement or any related agreement to which FifthThird and Assignor are parties that is designated as an “early payment default” provision of otherwise provides for the repurchase of any Mortgage Loan in the event of a default in the first (or such other number as may be specified in such provision) scheduled payment due under such Mortgage Loan after the closing or other date specified in such agreement.

B.           Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale and Servicing Agreement or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below).  Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale and Servicing Agreement, such cure or repurchase must take place within sixty (60) days of discovery of such Qualification Defect.

The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

In the event the Servicer has breached a representation or warranty under the Sale and Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer to cure such breach or purchase such mortgage loan from the Trust.  If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale and Servicing Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which the Servicer has breached a representation and warranty and is obligated to repurchase such Mortgage Loan under the Sale and Servicing Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure any breach or repurchase such Mortgage Loan under the terms of the Sale and Servicing Agreement with respect to such Mortgage Loan.  In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under each of the Servicing Agreement and the Sale and Servicing Agreement, but only insofar as each such agreement relates to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

For purposes of this Section, “Deleted Mortgage Loan” and “Substitute Mortgage Loan” shall be defined as set forth below.

“Deleted Mortgage Loan”  A Mortgage Loan which is to be, pursuant to this Section 10, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

“Substitute Mortgage Loan”  A Mortgage Loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed-rate or adjustable-rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 3.02 of the Sale and Servicing Agreement.

“Substitution Adjustment Amount” means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

11.           Remedies for Breach of Representations and Warranties.  The Servicer hereby acknowledges and agrees that the remedies available to the Assignor and the Assignee in connection with any breach of the representations and warranties made by the Servicer set forth herein shall be as set forth in Subsection 7.03 of the Sale and Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

12.           Continuing Effect.  Except as contemplated hereby, the Sale and Servicing Agreement shall remain in full force and effect in accordance with their respective terms.

13.           Governing Law.

THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

14.           Notices.  Any notices or other communications permitted or required hereunder or under the Sale and Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

A.           in the case of the Servicer,

Fifth Third Mortgage Company
38 Fountain Square
Cincinnati, Ohio 45263
Attention: [______]

or such other address as may hereafter be furnished by the Servicer;

B.           in the case of the Assignee,

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:  Chris Gething
Tel.: (212) 902-1434
Fax:  (212) 256-5107

With a copy to:

GS Mortgage Securities Corp.
85 Broad Street
New York, New York  10004
Attention:  William Moliski
Tel.:   (212) 357-8721
Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

C.           in the case of the Assignor,

Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attention:  William Moliski
Tel.:  (212) 357-8721
Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

15.           Counterparts.  This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

16.           Definitions.  Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Sale and Servicing Agreement, as applicable.

17.           Third Party Beneficiary.  The parties agree that the Trustee and Master Servicer are intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

GOLDMAN SACHS MORTGAGE
COMPANY

By:    Goldman Sachs Real Estate Funding
       Corp., its General Partner

By:   /s/   Kevin Gasvoda
Name:  Kevin Gasvoda
Title:    Vice President

GS MORTGAGE SECURITIES CORP.

By:   /s/   Greg A. Finck
Name:  Greg A. Finck
Title:    Vice President

FIFTH THIRD MORTGAGE COMPANY

By:   /s/   Norman Holmes
Name:  Norman Holmes
Title:    Assistant Vice President

        FifthThird Step 1 AAR

EXHIBIT 1

Mortgage Loan Schedule

[On File with the Securities Administrator as provided by the Depositor]

      1-1

EXHIBIT 2

Sale and Servicing Agreement

[On File with the Depositor]

        2-1

EXHIBIT 3

Exhibit 17 to the Servicing Agreement

EXHIBIT 17

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by Fifth Third Mortgage Company shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

3-5

	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X

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	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X

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	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X

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	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF INTERIM SERVICER] [SUBSERVICER]

Date: ___________________________________

By:
Name:
Title:

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